SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  March 27, 1997
(Date of earliest event reported)




                        Asset Securitization Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                            033-49370-05                13-3672337
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(State or Other Juris-              (Commission            (I.R.S. Employer
diction of Incorporation)           File Number)           Identification No.)


Two World Financial Center, Building B, New York, New York                 10281
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(Address of Principal Executive Office)                               (Zip Code)


Registrant's telephone number, including area code:               (212) 667-9300



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                    This Document contains exactly [ ] pages.

ITEM 5.  OTHER EVENTS

     On March 27, 1997, Asset Securitization Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, AMRESCO Management, Inc., as servicer (the "Servicer"), LaSalle National Bank, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), of Asset Securitization Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-D4 (the "Certificates"), issued in twenty-six classes. The Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-1E, Class A-CS1, Class PS-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates (the "Senior Offered Certificates") were sold to Nomura Securities International, Inc. ("NSI") pursuant to an Underwriting Agreement dated as of March 26, 1997, between the Company and NSI, as underwriter. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Offered Certificates") are currently owned by the Company. It is anticipated that the Junior Offered Certificates will be sold pursuant to a separate underwriting agreement. The Class B-7, Class B-7H, Class V-1, Class V-2, Class R and Class LR Certificates (the "Privately Placed Certificates") were sold to NSI pursuant to a Purchase Agreement dated March 27, 1997, between the Company and NSI, as placement agent. The Senior Offered Certificates had an aggregate principal balance as of March 27, 1997 of approximately $1,248,930,366, the Junior Offered Certificates had an aggregate principal balance as of March 27, 1997 of approximately $133,312,786 and the Privately Placed Certificates had an aggregate principal balance as of March 27, 1997 of approximately $21,049,393.

     In  the  aggregate,   the  Certificates  represent  the  entire  beneficial
ownership interests in a trust fund consisting of 121 commercial mortgage loans.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits



                   Item 601(a) of
                   Regulation S-K
 Exhibit No.       Exhibit No.                  Description
------------       --------------     -----------------------------------------

     1                   4            Pooling and Servicing  Agreement,
                                      dated as of March 27, 1997.

     2                  10            Mortgage Loan Contribution, Purchase
                                      and Sale Agreement, dated as of March 27, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                       ASSET SECURITIZATION
                                                          CORPORATION





                                                       By:----------------------
                                                          Perry Gershon
                                                           Vice President


Date:  April 11, 1997

                                  EXHIBIT INDEX



                     Item 601(a) of
                     Regulation S-K
  Exhibit No.        Exhibit No.                     Description
-------------        --------------     ---------------------------------------

      1                    4            Pooling and Servicing  Agreement,
                                        dated as of March 27, 1997.

      2                   10            Mortgage  Loan  Contribution,  Purchase
                                        and Sale Agreement, dated as of
                                        March 27, 1997.